Exhibit 21.1
Subsidiaries of the Registrant

Entity Name	Jurisdiction
ACI Labrador GP Inc.	Newfoundland
ACI Labrador Limited Partnership	Ontario
ACI Ventures East Inc.	Ontario
Advanced Combustion Inc.	Nevada
Advanced Combustion Incorporated	Ontario
Advanced Fan Systems, Inc.	Ontario
Agridzaar Limited	Cyprus
Airgare Limited	England and Wales
Alcotec Wire Corporation	Delaware
Alloy Rods Global Inc.	Delaware
Anderson Group Inc.	Delaware
Arc Machines Inc.	California
AS ESAB	Norway
Austcold Refrigeration Pty Limited	New South Wales
Buffalo Forge SA de CV	Mexico
Butbro Limited	England and Wales
Canadian Cylinder Company Ltd.	Ontario
CAST Limited	England and Wales
CAST Resources Limited	England and Wales
Central Mining Finance Limited	England and Wales
Charter Central Finance Limited	England and Wales
Charter Central Services Limited	England and Wales
Charter Consolidated Financial Services Limited	England and Wales
Charter Consolidated Holdings Limited	England and Wales
Charter Consolidated Limited	England and Wales
Charter Finance S.a.r.l.	Luxembourg
Charter International Jersey Funding Limited	Jersey
Charter International Limited	Jersey
Charter Limited	England and Wales
Charter Overseas Holdings Limited	England and Wales
Chartertop Limited	Ireland
Chasm Consulting Pty. Ltd.	Australia
Cigweld (M) SDN BHD	Malaysia
Cigweld Pty Ltd.	Australia
CLFX Netherlands Finance CV	Netherlands
CLFX Sweden CV	Netherlands
Colfax (Wuxi) Pump Company Limited	China
Colfax do Brasil - Produtos e Servicos Para Fluidos Ltda	Brazil
Colfax Fluid Handling Finance Limited	Ireland
Colfax Fluid Handling Holding BV	Netherlands
Colfax Fluid Handling LLC	Delaware
Colfax Group GmbH	Germany
Colfax Group Holdings GmbH	Germany
Colfax Jersey Finance Limited	Jersey
Colfax Receivables LLC	Delaware
Colfax UK Finance Limited	England and Wales
Colfax UK Holdings Limited	England and Wales

Comercializadora Thermadyne S. de R.L. de C.V.	Mexico
Conarco Alambres y Soldaduras SA	Argentina
Condor Equipamentos Industriais Ltda	Brazil
Constellation Pumps Corporation	Delaware
Distribution Mining & Equipment Company, LLC	Delaware
Ember Overseas Holdings Limited	England and Wales
EMSA Holdings Inc.	Delaware
Engart Fans Limited	England and Wales
ESAB (Australia) Pty Ltd	New South Wales
ESAB (Malaysia) SDN BHD	Malaysia
ESAB AB	Sweden
ESAB ApS	Denmark
ESAB Argentina SA	Argentina
ESAB Asia/Pacific Pte. Limited	Singapore
ESAB Automation Cutting and Welding Equipment (Wuxi) Co., Ltd.	China
ESAB Bulgaria EAD	Bulgaria
ESAB Comercio e Industria de Soldadura Lda	Portugal
ESAB CZ, s.r.o. člen koncernu	Czech Republic
ESAB Equipment & Machinery Manufacturing (Zhangjiagang) Co Limited	China
ESAB Europe GmbH	Switzerland
ESAB France SAS	France
ESAB GCE Holdings AB	Sweden
ESAB Gesellschaft m.b.H.	Austria
ESAB Group (Ireland) Limited	Ireland
ESAB Group (UK) Limited	England and Wales
ESAB Group Canada Inc.	Ontario
ESAB Group Russia Limited	England and Wales
ESAB Holdings Limited	England and Wales
ESAB Iberica, S.A.U.	Spain
ESAB India Limited	India
ESAB Industria e Comercio Ltda	Brazil
ESAB Kazakhstan LLC	Kazakhstan
ESAB Kft.	Hungary
ESAB Limited (Thailand)	Thailand
ESAB Limited Liability Company	Russian Federation
ESAB Mexico SA de CV	Mexico
ESAB Middle East FZE	United Arab Emirates
ESAB Middle East LLC	United Arab Emirates
ESAB Nederland B.V.	Netherlands
ESAB Pensions Limited	England and Wales
ESAB Polska Sp. z.o.o.	Poland
ESAB Romania Trading SRL	Romania
ESAB Saldatura SpA	Italy
ESAB SeAH Corporation	Korea, Republic of
ESAB SeAH Welding Products (Yantai) Co. Limited	China
ESAB Slovakia sro	Slovakia
ESAB Sp. z.o.o.	Poland
ESAB Sweden AB	Sweden
ESAB Sweden Holdings AB	Sweden
ESAB Technology Limited	England and Wales

ESAB Ukraine LLC	Ukraine
ESAB VAMBERK, s.r.o., člen koncernu	Czech Republic
ESAB Welding & Cutting GmbH	Germany
ESAB Welding & Cutting Products (Shanghai) Management Company Limited	China
ESAB Welding Products (Jiangsu) Co Limited	China
ESAB Welding Products (Weihai) Co Limited	China
ESAB-Mor Welding Kft	Hungary
ESAB-SVEL Limited Liability Company	Russian Federation
Evrador Trading Limited	Cyprus
EWAC Alloys Limited	Maharashtra
Exelvia (Bermuda) Limited	Bermuda
Exelvia Company	England and Wales
Exelvia Cyprus Limited	Cyprus
Exelvia Group India BV	Netherlands
Exelvia Holding Limitada	Brazil
Exelvia Holdings BV	Netherlands
Exelvia International Holdings BV	Netherlands
Exelvia Investments Limited	England and Wales
Exelvia Ireland Unlimited Company	Ireland
Exelvia Netherlands BV	Netherlands
Exelvia Overseas Limited	England and Wales
Fan Group Inc.	Delaware
Gas Control Equipment (Holdings)	England and Wales
Gas Control Equipment Iberica S.L.	Spain
Gas Control Equipment Limited	England and Wales
Gas Control Equipment S.A. de C.V.	Mexico
Gas Control Equipment, Inc.	Delaware
Gas-Arc Group Limited	England and Wales
GCE Gas Control Equipment Co., Ltd.	China
GCE Gas Control Equipment, Inc.	Delaware
GCE Gas Control Systems Limited	England and Wales
GCE GmbH	Germany
GCE Holding AB	Sweden
GCE Hungaria Kft.	Hungary
GCE India Ltd.	India
GCE International AB	Sweden
GCE Krass LLC	Russian Federation
GCE Latin America Ltd.	Panama
GCE Mujelli S.p.A.	Italy
GCE Norden AB	Sweden
GCE Portugal Unipessoal LDA	Portugal
GCE Romania s.r.l.	Romania
GCE S.A.S.	France
GCE s.r.o.	Czech Republic
GCE Sp. z.o.o.	Poland
GCE Technology (Shanghai) Co. Ltd.	Shanghai
HE Deutschland Holdings GmbH	Germany
HKS-Prozesstechnik GmbH	Germany
Hobart Overseas Holdings Limited	England and Wales
Hobart Place Investments Limited	Scotland

Howden Africa (Proprietary) Limited	South Africa
Howden Africa Holdings Limited	South Africa
Howden Air & Gas India Private Limited	India
Howden Alphair Ventilating Systems Inc.	Ontario
Howden American Fan Company	Delaware
Howden Australia Pty Limited	Victoria
Howden Axial Fans AB	Sweden
Howden Axial Fans ApS	Denmark
Howden Axial Fans GmbH	Germany
Howden BC Compressors	France
Howden Chile SpA	Chile
Howden CKD Compressors s.r.o	Czech Republic
Howden Compressors Limited	Scotland
Howden Construction Services Inc.	Delaware
Howden Covent Fans Inc.	Quebec
Howden Donkin (Proprietary) Limited	South Africa
Howden Engineering (SE Asia) Limited	Hong Kong
Howden Engineering Limited	Scotland
Howden Group BV	Netherlands
Howden Group Limited	England and Wales
Howden Group Netherlands BV	Netherlands
Howden Group South Africa Limited	South Africa
Howden Holdings ApS	Denmark
Howden Holdings BV	Netherlands
Howden Holdings Limited	England and Wales
Howden Hua Engineering Company Limited	China
Howden International Holdings BV	Netherlands
Howden Japan Limited	Japan
Howden Korea Limited	Korea, Republic of
Howden Limited Liability Company	Russian Federation
Howden Melbourne Pty Limited	Victoria
Howden Mexico Calentadores Regenerativos SRL de CV	Mexico
Howden Netherlands B.V.	Netherlands
Howden North America Inc.	Delaware
Howden Roots LLC	Delaware
Howden SA Holdings Pty Ltd	South Africa
Howden Sirocco Group Limited	Scotland
Howden Solyvent (India) Private Ltd.	India
Howden Solyvent-Ventec SAS	France
Howden South America Ventiladores e Compressores Industria e Comercio Ltda	Brazil
Howden Spain SL	Spain
Howden Taiwan Company Limited	Taiwan
Howden Thomassen Australasia Pty Ltd	New South Wales
Howden Thomassen Comercio E Servicos de Compressores do Brasil Ltda	Brazil
Howden Thomassen Compressors BV	Netherlands
Howden Thomassen Compressors India Private Ltd	India
Howden Thomassen Far East Pte Ltd	Singapore
Howden Thomassen Middle East FZCO	United Arab Emirates
Howden Thomassen Service Europe BV	Netherlands
Howden Turbo Fans Oy	Finland

Howden Turbo GmbH	Germany
Howden Turbomachinery S.R.L.	Italy
Howden Turbowerke GmbH	Germany
Howden Turkey Air and Gas Handling Makina Sanayi ve Ticaret Limited Şirketi	Turkey
Howden UK BV	Netherlands
Howden UK Limited	Northern Ireland
Howden Vietnam Company Limited	Vietnam
Howden Water Technology A/S	Denmark
HTP Beteiligungs AG	Switzerland
I/S Susaa	Denmark
Imo Holdings, Inc.	Delaware
Imo Industries Inc.	Delaware
Inmobiliaria Tepalcapa SA de CV	Mexico
Interamic (Netherlands) B.V.	Netherlands
James Howden & Company Limited	Scotland
James Howden & Godfrey Overseas Limited	Scotland
James Howden (Thailand) Limited	Thailand
James Howden Holdings (Pty) Limited	South Africa
Jinan Red Hawk International Trading Co., Ltd.	Shandong
Magnus Ireland Unlimited Company	Ireland
Margarita SA	Argentina
NV ESAB	Belgium
Oxiprof LLC	Russian Federation
Oy ESAB	Finland
OZAS-ESAB Sp. z o.o.	Poland
PT Karya Yasantara Cakti	Indonesia
PT Victor Teknologi Indonesia	Indonesia
Shawebone Holdings Inc.	Delaware
SIAM ESAB Welding & Cutting Limited	Thailand
Soldaduras Megriweld S.A.S.	Colombia
Soldaduras West Arco S.A.S.	Colombia
Soldex Holdings I LLC	Delaware
Soldex S.A.	Peru
Stoody Company	Delaware
TBI Industries Frances	France
TBI Industries GmbH	Germany
TBI Industries s.r.o.	Czech Republic
TBI Shandong Industries Co., Ltd.	China
The British South Africa Company	England and Wales
The Central Mining & Investment Corporation Limited	England and Wales
The ESAB Group Inc.	Delaware
Thermadyne Brazil Holdings Ltd.	Cayman Islands
Thermadyne de Mexico S.A. de C.V.	Mexico
Thermadyne South America Holdings Ltd.	Cayman Islands
Thermadyne Victor Ltda.	Brazil
Thermal Dynamics Europe Srl	Italy
TLT Babcock India Private Limited	India
Ventilation Holding France SAS	France
Victor (Ningbo) Cutting & Welding Equipment Manufacturing Co., Ltd.	China
Victor (Ningbo) Cutting & Welding Equipment Trade & Commerce Co., Ltd.	China

Victor Equipment Company	Delaware
Victor Equipment de Mexico S.A. de C.V.	Mexico
Victor Technologies (UK) Limited	England and Wales
Victor Technologies Asia SDN BHD	Malaysia
Victor Technologies Australia Pty Ltd.	Australia
Victor Technologies Canada Ltd.	Ontario
Victor Technologies Group, Inc.	Delaware
Victor Technologies Holdings, Inc.	Delaware
Victor Technologies International, Inc.	Delaware
Victor Technologies Partnership LLP (UK)	England and Wales
Warren Pumps LLC	Delaware
Weldcure Limited	England and Wales
York Investments Limited	Bermuda